Business Combinations	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combinations
Business combinations
On November 22, 2016, we concluded the acquisition of HMI and obtained control through acquiring 100 percent of the issued share capital of HMI, for a total consideration of EUR 3.0 billion. There were no contingent consideration arrangements. The total consideration was allocated to other intangible assets of EUR 606.7 million, other net assets of EUR 259.2 million and goodwill of EUR 2,115.0 million.
The majority of the goodwill arising on the acquisition of HMI is attributable to buyer specific synergies, net sales and profits assigned to future multi-beam technology, net sales and profits assigned to next generation single-beam technology and HMI workforce. Synergies relate to the unique combination of HMI’s inspection tools and our defect prediction/pattern fidelity control software.